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                                                                   EXHIBIT 10.12

                             TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (this "Agreement"), dated as of May 22, 1998, is made and entered into by and among Vista Energy Resources, Inc., a Delaware corporation ("Newco"), Midland Resources, Inc., a Texas corporation (the "Company"), and Marilyn D. Wade (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, concurrently herewith, Newco, Midland Merger Co. (the "Sub"), Vista Resources Partners, L.P. and the Company are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which Sub will be merged with and into the Company (the "Merger"); and

         WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Newco has required that Executive agree, and Executive has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. EMPLOYMENT AGREEMENT. Executive hereby represents and warrants that his employment relationship with the Company is pursuant to and governed by the Employment Agreement dated as of March 30, 1998, by and between the Company and the Executive, a true and correct copy of which is attached hereto as Annex I (the "Employment Agreement").

         2. TERMINATION OF EMPLOYMENT AGREEMENT. Effective as of the Effective Time (a) Executive hereby tenders his resignation as an officer and director of the Company and each of its subsidiaries, and (b) the Employment Agreement shall be terminated in full without any further action on the part of the Company or Executive. Except as expressly provided in this Agreement, from and after the date of termination of the Employment Agreement, Executive shall not be entitled to receive any further wages, compensation, stock options, or benefits arising pursuant to the Employment Agreement or his employment relationship with the Company or any of its subsidiaries and Executive shall not be entitled to any post termination wages, compensation or benefits (including, without limitation, severance pay, vacation pay or sick pay). As consideration for the termination of the Employment Agreement, the Company hereby agrees to pay Executive immediately after the Effective Time, by means of wire transfer of immediately available funds, an amount equal to $56,590.16.
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         3.      RELEASE OF CLAIMS.

                 (a) RELEASE BY EXECUTIVE. Effective as of the Effective Time, Executive hereby releases and discharges the Released Parties from all Claims and Damages, including those related to, arising from, or attributed to
(i) his employment with[, and membership on the Boards of Directors for, the Company and its subsidiaries and resignations therefrom, (ii) the Employment Agreement, and (iii) all other acts or omissions related to any matter at any time prior to and including the date of termination of the Employment Agreement; except that this release shall not include Executive's (A) entitlement to continued group medical coverage in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), (B) vested account balances in the employee benefit plans described in Annex II attached hereto, (C) rights of Executive arising under this Agreement or the Merger Agreement, or (D) rights to indemnification under the Articles of Incorporation and Bylaws of the Company. Executive understands and expressly agrees that, unless specifically excluded from this release, this release extends to all Claims and Damages of every nature and kind, known or unknown, suspected or unsuspected, past or present, whether or not these Claims and Damages were set forth in any writing, and that all such Claims and Damages are hereby expressly settled or waived.

                 (b) DEFINITIONS. As used in this Section 3, the following terms shall have meanings set forth below:

                          (i) "Claims" means all theories of recovery of whatever nature, whether known or unknown, and now recognized by the law or equity of any jurisdiction, based on acts, omissions or other matters occurring on or before the date the parties sign this Agreement. This term includes, without limitation, lawsuits, petitions, complaints, causes of action, charges, indebtedness, losses, claims, liabilities, and demands, whether arising in equity or under the common law or under any contract (including, without limitation, the Employment Agreement), statute, regulation or ordinance. This term also includes, without limitation, any Claim of discrimination (based on age or any other factor) under any statute or law (including, without limitation, the Age Discrimination in Employment Act, 29 U.S.C. Section 621, et seq.; Title VII of the Civil Rights Act of 1964, 42 U.S.C. Section 2000e, et seq.; and the Americans with Disabilities Act, 42 U.S.C. Section 12101, et seq.), and all Claims asserted by Executive, in writing or otherwise, or which could be asserted, by Executive.

                          (ii) "Damages" means all elements of relief or recovery of whatever nature, whether known or unknown, which are recognized by the law or equity of any jurisdiction. This term includes, without limitation, actual, incidental, indirect, consequential, compensatory, liquidated, exemplary, and punitive damages; rescission, attorneys' fees; interest; costs; equitable relief; and expenses.

                          (iii) "Released Parties" means and includes the Company and its subsidiaries, and all of the foregoing entities' past, present and future shareholders, directors, officers, employees, agents, insurance carriers, employee benefit plans (and such plans' fiduciaries, trustees, administrators and representatives), predecessors, successors, assigns, executors, administrators, attorneys and representatives, in both their corporate and individual capacities.


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         4.      SALARY.  Executive shall be paid the pro rata portion of her annual base salary of $50,000, less lawful taxes and withholdings, to and through the date of termination of the Employment Agreement in accordance with the Company's customary payroll practices.

         5.      CONFIDENTIALITY.

                 (a) PROTECTION OF CONFIDENTIAL INFORMATION AND TRADE SECRETS. Executive acknowledges that the business of the Company and its subsidiaries is highly competitive and that their contracts, books, records, and documents, their technical information concerning their services, pricing techniques, and computer system and software, and the names of and other information (such as credit and financial data) concerning their customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which the Company and its subsidiaries use in their business to obtain a competitive advantage over their competitors. (All such information belonging to the Company and its subsidiaries is jointly referred to herein as "Confidential Information and Trade Secrets.") Effective as of the Effective Time, Executive agrees that all Confidential Information and Trade Secrets are the exclusive, confidential, and proprietary information and property of the Company and, except as necessary to perform the consulting services to be provided hereunder, will not be used by Executive for any other purpose or in any other manner. Executive further acknowledges that protection of such Confidential Information and Trade Secrets against unauthorized disclosure and use is of critical importance to the Company and its subsidiaries in maintaining their competitive position. Executive hereby agrees that he will not make any unauthorized disclosure of any such Confidential Information and Trade Secrets, or make any unauthorized use thereof. In the event that Executive is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information and Trade Secrets, Executive agrees to provide the Company with prompt notice of such request(s) to enable the Company to seek an appropriate protective order; provided, however, that Executive shall not be prohibited from complying with any such request unless an appropriate protective order is in place.

         (b) SCOPE OF PROHIBITED ACTIVITIES; REMEDIES. Executive acknowledges that the scope of prohibited activities, and time of duration of the provisions of this Section 5 are reasonable and are no broader than are necessary to protect the goodwill and legitimate business interests of the Company and its subsidiaries. Executive also acknowledges that the provisions of this Section 5 do not and will not impose any unreasonable burden on Executive. Executive further acknowledges that a violation of this Section 5 will cause irreparable damage to the Company and its subsidiaries, entitling them to an injunction and other equitable relief in a court of competent jurisdiction against Executive. In addition, the Company and its subsidiaries shall be entitled to whatever other remedies they may have at law, including, without limitation, reasonable attorneys fees and costs incurred by the Company and its subsidiaries in enforcing the terms of this Section 5.

         6.      MISCELLANEOUS.

                 (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.





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                 (b)      CERTAIN EVENTS.  Executive agrees that this Agreement
and the obligations hereunder shall be binding upon his heirs, guardians, administrators or successors.

                 (c) ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party.

                 (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                 (e) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the addresses provided on the signature pages hereto.

                 (f) SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                 (g) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                 (h) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                 (i) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.





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                 (j)      NO THIRD PARTY BENEFICIARIES.  This Agreement is not
intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

                 (k) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

                 (l) JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of Midland County, the State of Texas in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (l) and shall not be deemed to be a general submission to the jurisdiction of the State of Texas other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

                 (m) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                 (n) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                 (o) WITHHOLDINGS. As may be appropriate, the Company shall report the payments made hereunder by (i) filing the appropriate 1099 forms for this amount, and (ii) making any other reports required by law.

                 (p) TAXES. Executive agrees to comply, on a timely basis, with all tax reporting requirements applicable to the receipt of the payments and other compensation received hereunder and to timely pay all taxes due with respect to such amounts.

         7. TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement without any further action on the part of any party hereto.


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                  [SIGNATURE PAGE TO TERMINATION AGREEMENT]
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                             MARILYN D. WADE



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                                             Address:

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                                             VISTA ENERGY RESOURCES, INC.


                                             By:
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                                             Name:
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                                             Title:
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                                             Address:

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                                             MIDLAND RESOURCES, INC.


                                             By:
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                                             Name:
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                                             Title:
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                                             Address:

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                  [SIGNATURE PAGE TO TERMINATION AGREEMENT]